UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Channelside Drive, Suite 207
Tampa, Florida	33602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 389-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	OTCQX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2026, Marpai, Inc. (the “Company”) entered into Amendment No. 2 to Purchase Agreement (the “AXA Amendment”) with AXA S.A., a French société anonyme (“AXA”). The AXA Amendment amends the Membership Interest Purchase Agreement, dated August 4, 2022, as amended on February 7, 2024 (the “AXA Agreement”), executed by and among the Company, XL America Inc., a Delaware corporation, Seaview Re Holdings Inc., a Delaware corporation and AXA, pursuant to which the Company acquired all the membership interests of Maestro Health, LLC.

The AXA Amendment provides that the requirement by the Company to pay AXA an amount equal to thirty five percent of the net proceeds shall be amended such that from the date of the AXA Amendment through December 31, 2026, such payments will only be required after $5 million in offering proceeds are received by the Company.

The AXA Amendment also provides that the Company shall make minimal annual payments of not less than $0, $1,000,000, $5,000,000 and $22,250,969 in years 2026, 2027, 2028 and 2029. In addition, the Company agreed not to incur any additional indebtedness other than the Company’s currently outstanding indebtedness.

The foregoing does not purport to be a complete description of the Amendment Agreement, and such description is qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

Item 8.01 Other Events.

On July 20, 2026, the Company issued a press release, titled “Marpai Inc. Announces Debt Restructuring Agreements with JGB Capital and AXA, Reducing Debt Service by $26.4 Million Through 2027 and Enhances Near term Liquidity”. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Purchase Agreement by and between Marpai, Inc. and AXA S.A., a French société anonyme.
99.1	Press release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date: July 20, 2026	By:	/s/ Damien Lamendola
		Name:	Damien Lamendola
		Title:	Chief Executive Officer

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